                                                                  EXHIBIT 23.1A

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in this Registration Statement of American Tower Systems Corporation on Form S-4 of our report dated February 25, 1997, related to the consolidated financial statements and financial statement schedules of American Radio Systems Corporation and subsidiaries as of December 31, 1995 and 1996 and for each of the three years in the period ended December 31, 1996, appearing in the Annual Report on Form 10-K of American Radio Systems Corporation for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

  We consent to the use in this Registration Statement of American Tower Systems Corporation on Form S-4 of our report dated November 7, 1997, related to the consolidated financial statements of American Tower Systems Corporation and subsidiaries as of September 30, 1997 and December 31, 1996, and for the nine months ended September 30, 1997, the year ended December 31, 1996 and the period ended July 17, 1995 ("Incorporation") to December 31, 1995, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

  Our audits of the consolidated financial statements of American Tower Systems Corporation also included the financial statement schedules of American Tower Systems Corporation, listed in Item 21. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Deloitte & Touche LLP

Boston, Massachusetts
February 9, 1998

                                                                  EXHIBIT 23.1B

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of American Tower Systems Corporation on Form S-4 of our report dated November 4, 1997, related to the financial statements of Diablo Communications, Inc. as of December 31, 1995 and 1996, and for each of the years then ended, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP

San Francisco, California
February 9, 1998

                                                                  EXHIBIT 23.1C

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in this Registration Statement of American Tower Systems Corporation on Form S-4 of our report dated February 28, 1997, related to the consolidated financial statements of EZ Communications, Inc. and subsidiary as of December 31, 1996 and for the year then ended, appearing in the Annual Report on Form 10-K of EZ Communications, Inc. and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

Deloitte & Touche LLP

Boston, Massachusetts
February 9, 1998

                                                                  EXHIBIT 23.1D

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of American Tower Systems Corporation on Form S-4 of our report dated December 12, 1997 (January 22, 1998 as to the second, third and fourth paragraphs of Note 1), related to the financial statements of Gearon & Co., Inc. as of September 30, 1997 and December 31, 1996, and for the nine months ended September 30, 1997 and for the year ended December 31, 1996, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP

Atlanta, Georgia
February 9, 1998

                                                                  EXHIBIT 23.1E

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of American Tower Systems Corporation on Form S-4 of our report dated October 31, 1997, related to the combined financial statements of Meridian Communications as of December 31, 1995 and 1996, and for each of the years then ended, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in the Prospectus.

Deloitte & Touche LLP

Long Beach, California
February 9, 1998